LEGG MASON
              GLOBAL TRUST, INC.:
         ------------------------------------------------------------------
              LEGG MASON GLOBAL GOVERNMENT TRUST
              LEGG MASON INTERNATIONAL EQUITY TRUST
              LEGG MASON EMERGING MARKETS TRUST





                                PRIMARY SHARES PROSPECTUS May 1, 1999








                                          [LOGO]
                                          LEGG
                                          MASON
                                          FUNDS

                                          HOW TO INVEST(SM)




As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

          TABLE OF CONTENTS


          About the funds:
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  1      Investment objectives
  5      Principal risks
  9      Performance
 12      Fees and expenses of the funds
 14      Management


          About your investment:
          ---------------------------------------------------------------------

  16     How to invest
  18     How to sell your shares
  19     Account policies
  20     Services for investors
  21     Dividends and taxes
  22     Financial highlights

          LEGG MASON GLOBAL TRUST, INC.
[GRAPHIC]



          INVESTMENT OBJECTIVES
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          Legg Mason Global Trust, Inc. offers three series: Legg Mason Global
          Government Trust, Legg Mason International Equity Trust and Legg Mason Emerging Markets Trust.

          GLOBAL GOVERNMENT TRUST


          Investment objective: capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk

          Principal investment strategies:


          The fund invests at least 75% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The fund normally will invest at least 75% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, the agencies or instrumentalities of either, supranational organizations and foreign or domestic corporations, trusts, or financial institutions rated investment grade by Moody's Investors Service, Inc. or Standard & Poor's or, if unrated by Moody's or S&P, judged by Western Asset Management Company, the fund's adviser, to be of comparable quality, certain money market instruments, and repurchase agreements involving any of the foregoing. These are considered investment grade securities. The fund may invest in bonds of any maturity.

          Under normal circumstances, the fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in any one country or currency.

          Up to 25% of the fund's assets may be invested in below investment grade securities of foreign and domestic issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.

          The adviser has a number of proprietary tools which attempt to define the interrelationship between bond markets, sectors and maturities. Target ranges and prices are established as part of the adviser's strategy process, monitored daily and re-balanced if necessary as dictated by macro-economic or company-specific events. This ongoing screening derives the adviser's discipline for buying, selling or holding any security or currency position. The adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The adviser's management style favors "sector rotation," which may result in high portfolio turnover.


                                                       Legg Mason Global Trust 1

          The adviser sells securities when they have realized what the adviser believes is their potential value or when the adviser believes that they are not likely to achieve that value in a reasonable period of time.

          For temporary defensive purposes, the Fund may borrow money or invest without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements. The fund may not achieve its investment objective when so invested.

                        --------------------------------

          INTERNATIONAL EQUITY TRUST


          Investment objective: maximum long-term total return

          Principal investment strategies:


          Batterymarch Financial Management, Inc., the fund's adviser, currently intends to invest substantially all of the fund's assets in non-U.S. equity securities.

          The primary focus of the adviser is stock selection, with a secondary focus on country allocation. The adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the fund's portfolio. The cornerstone of this process is a proprietary stock selection model that ranks the 2,800 stocks in the fund's principal investable universe by relative attractiveness on a daily basis. The quantitative factors within this model are intended to measure growth, value, fundamental expectations and technical indicators (i.e., supply and demand). Because the same quantitative factors are not effective across all markets due to individual market characteristics, the adviser adjusts the stock selection model to include factors that its research indicates are effective, eliminating factors that are not valid in a particular market. The adviser runs the stock selection model and re-balances the portfolio daily, purchasing all stocks ranked "buys" by the model and selling all stocks ranked "sells." Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

          Country allocation for the developed markets portion of the fund is based on rankings generated by the adviser's proprietary country model. The adviser examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, the United Kingdom, France, Canada and Germany.

          The fund may invest up to 35% of its total assets in emerging market securities. The adviser's investment strategy for the emerging markets portion of the fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies which the adviser believes to have strong growth prospects and reasonable valuations. Country allocation for the emerging markets portion of the portfolio also combines quantitative and fundamental approaches.


2 Legg Mason Global Trust

          The fund's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The adviser may also seek to enhance portfolio returns through active currency hedging strategies.

          More than 25% of the fund's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

          When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be investment grade. The fund may not achieve its investment objective when so invested.
                       --------------------------------
          EMERGING MARKETS TRUST


          Investment objective: long-term capital appreciation

          Principal investment strategies:


          Batterymarch Financial Management, Inc., the fund's adviser, intends to invest substantially all of the fund's assets in equity securities and convertible securities of emerging market issuers.

          The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

          More than 25% of the fund's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

          The adviser focuses on higher-quality, dominant emerging markets companies which the adviser believes to have strong growth prospects and reasonable valuations, selected from a principal investable universe of approximately 1,000 stocks. The adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the adviser with tested quantitative valuation disciplines in those markets where reliable data is available. In determining country allocation, the adviser also merges quantitative and fundamental approaches. In markets with reliable historical data, buy and sell decisions are driven by a combination of quantitative valuations and the adviser's fundamental opinions. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.


                                                       Legg Mason Global Trust 3

          When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be investment grade. The fund may not achieve its investment objective when so invested.


4 Legg Mason Global Trust

[GRAPHIC]



          PRINCIPAL RISKS
     --------------------------------------------------------------------------

          In general -



          As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; investors can lose money by investing in the funds. There is no assurance that a fund will meet its investment objective.

          Market risk -


          International Equity Trust and Emerging Markets Trust invest primarily in foreign equity securities. Prices of equity securities generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

          Foreign securities risk -


          Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country.

          In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some foreign governments have defaulted on principal and interest payments.

          Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts.

          Emerging markets risk -


          The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in


                                                       Legg Mason Global Trust 5
          price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

          Because International Equity Trust and Emerging Markets Trust may invest a significant amount of their total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

          Currency risk -


          Because each fund invests significantly in securities denominated in foreign currencies, its value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

          The funds may from time to time hedge a portion of their currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.

          On January 1, 1999, the conversion of European currencies into the Euro began and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition.

          Concentration and non-diversification -


          A fund concentrating a significant portion of its investments in a single country, currency or industry will be more susceptible to factors adversely affecting issuers within that country, currency or industry than would a less concentrated portfolio of securities.

          Global Government is a non-diversified fund. The percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940. When the fund's assets are invested in the securities of a limited number of issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund.


6 Legg Mason Global Trust

          Risks of fixed-income securities -


          Global Government Trust invests substantially all of its assets in fixed-income securities. International Equity Trust and Emerging Markets Trust may also invest in fixed-income securities to a lesser extent.

          Interest rate risk -


          Fixed-income securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

          Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

          Credit risk -


          Fixed-income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

          Moody's considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics. Debt securities rated below investment grade are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

          Call risk -


          Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience


                                                       Legg Mason Global Trust 7
          when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

          Investment models -


          The proprietary models used by the advisers to evaluate securities or securities markets are based on the advisers' understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

          Year 2000 -


          Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their adviser, distributor or subadviser, or could impact companies in which the funds invest. The year 2000 poses an even greater risk for foreign securities.

          While no one knows if these problems will have any impact on the funds or on financial markets in general, the manager and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

          Whether these steps will be effective can only be known for certain in the year 2000.

          Portfolio turnover -


          Global Government may have an annual portfolio turnover rate significantly in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.


8 Legg Mason Global Trust

[GRAPHIC]



          PERFORMANCE
     --------------------------------------------------------------------------

          The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

          Global Government Trust -- Primary Shares


          Year by year total return as of December 31 of each year (%)

[GRAPHIC TABLE APPEARS HERE]

          1994      1995      1996      1997      1998
          ----      ----      ----      ----      ----
          (1.40)    20.80     8.22      (1.89)    11.50


                     During the last five calendar years:



                          Quarter Ended       Total Return
--------------------- ------------------- --------------------
  Best quarter:          March 31, 1995         +7.86%
  Worst quarter   :      March 31, 1997         -3.28%


          In the following table, average annual returns as of December 31, 1998 are compared with the Salomon Brothers World Government Bond Index.



                                            1 Year         5 Years      Life of Class
----------------------------------------- ------------   -----------   --------------------
  Global Government Trust                   +11.50%        +7.16%        +7.45%(a)
  Salomon Brothers World Government
  Bond Index                                +15.31%        +7.85%        +7.87%(b)

          These figures include changes in principal value, reinvested dividends and capital gain distributions, if any. A fund's yield is its net income over a recent 30-day period, expressed as an annualized rate of return. For the fund's current yield, call toll-free 1-800-822-5544.

          (a) April 15, 1993 (commencement of operations) to December 31, 1998.
          (b) For the period April 30, 1993 to December 31, 1998.

                                                       Legg Mason Global Trust 9

          International Equity Trust -- Primary Shares



         Year by year total return as of December 31 of each year (%) [GRAPHIC TABLE APPEARS HERE]

         1996      1997      1998
         ----      ----      ----
         16.49     1.76      8.49



                     During the last three calendar years:

                            Quarter Ended         Total Return
--------------------- ----------------------- --------------------
  Best quarter:           March 31, 1998            +15.70%
  Worst quarter:         September 30, 1998         -20.06%

          In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International Europe, Australia and the Far East (EAFE) Index.



                                         1 Year          Life of Class
----------------------------------- --------------   -----------------------
  International Equity Trust              +8.49%            +8.88%(a)
  MSCI EAFE Index                        +20.00%           +11.18%(b)

          These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

          (a) February 17, 1995 (commencement of operations) to December 31,
              1998.
          (b) For the period February 28, 1995 to December 31, 1998.

10 Legg Mason Global Trust

          Emerging Markets Trust -- Primary Shares



         Year by year total return as of December 31 of each year (%) [GRAPHIC TABLE APPEARS HERE]

          1997      1998
          ----      ----
         (6.18)    (29.34)


                      During the last two calendar years:

                            Quarter Ended         Total Return
--------------------- ----------------------- --------------------
  Best quarter:          December 31, 1998          +16.19%
  Worst quarter:         September 30, 1998         -28.18%

          In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International Emerging Markets Free (MSCI EM Free) Index.



                                     1 Year           Life of Class
------------------------------- ---------------   -----------------------
  Emerging Markets Trust              -29.34%          -12.89%(a)
  MSCI EM Free Index                  -25.34%          -16.07%(b)

          These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

          (a) May 28, 1996 (commencement of operations) to December 31, 1998.
          (b) For the period May 31, 1996 to December 31, 1998.

                                                      Legg Mason Global Trust 11

[GRAPHIC]



FEES AND EXPENSES OF THE FUNDS
     --------------------------------------------------------------------------

          The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. The funds have no sales charge but are subject to a 12b-1 fee. Emerging Markets Trust imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year.

          The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended December 31, 1998. The fees and expenses are calculated as a percentage of average net assets.


                               Shareholder Fees
                   (fees paid directly from your investment)

          Emerging Markets Trust Redemption fee: 2.00%

          Proceeds of shares redeemed or exchanged within one year of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the manager or distributor.



                            Annual Fund Operating Expenses
                     (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------------
                                      Global        International       Emerging
                                   Government          Equity           Markets
  Primary Shares of:                  Trust            Trust             Trust
---------------------------------- -------        -------             -------
     Management fees (a)              0.75%          0.75%               1.00%
  Distribution and/or
  Service (12b-1) fees                0.75%          1.00%               1.00%
  Other expenses                      0.37%          0.39%               0.78%
---------------------------------- -------        -------             -------
  Total Annual Fund
  Operating Expenses (a)              1.87%          2.14%               2.78%

          (a) The manager has a voluntary agreement to waive fees so that Primary Share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of each fund's average daily Primary Share net assets as follows: for Global Government Trust, 1.90% indefinitely; for International Equity Trust, 2.25% indefinitely; and for Emerging Markets Trust, 2.50% until May 1, 2000. No fee waivers were necessary for Global Government Trust and International Equity Trust. These voluntary waivers may be terminated at any time.


12 Legg Mason Global Trust

          ---------------------------------------------------------------------

          Example:


          This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year,
          (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.




                                    1 Year     3 Years     5 Years    10 Years
--------------------------------- ---------- ----------- ----------- ----------
  Global Government Trust         $  190     $  588      $  1,011    $  2,190
  International Equity Trust      $  217     $  670      $  1,149    $  2,472
  Emerging Markets Trust          $  486     $  862      $  1,469    $  3,109
  Emerging Markets Trust
  (Assuming no redemption)        $  281     $  862      $  1,469    $  3,109



                                                      Legg Mason Global Trust 13

[GRAPHIC]



          MANAGEMENT
     --------------------------------------------------------------------------

          Management and Advisers:



          Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. The manager is responsible for investment management and administrative services and for overseeing the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

          For its services during the fiscal year ended December 31, 1998, each fund paid the manager a percentage of its average daily net assets as follows:


  Global Government Trust               0.75%
  International Equity Trust            0.75%
  Emerging Markets Trust                0.72%

          The manager acts as manager or adviser to investment companies with aggregate assets of $18.1 billion as of March 31, 1999.

          Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, Massachusetts 02116, is investment adviser to International Equity Trust and Emerging Markets Trust. The adviser is responsible for the actual investment management of these funds which includes making investment decisions and placing orders to buy or sell a particular security.

          The manager pays the adviser a monthly fee of 66 2/3% of the fee it receives from International Equity Trust and a monthly fee of 75% of the fee it receives from Emerging Markets Trust. Fees paid to the adviser are net of any waivers.

          Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.5 billion as of March 31, 1999.

          Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, California 91105, is investment adviser to Global Government Trust. The adviser is responsible for the actual investment management of the fund which includes making investment decisions and placing orders to buy or sell a particular security.

          The manager pays the adviser a monthly fee of 53 1/3% of the fee it receives, net of any waivers.

          Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of $49.2 billion as of March 31, 1999.

          Western Asset Global Management Limited, 155 Bishopsgate, London, England, serves as investment sub-adviser to Global Government Trust. The sub-adviser is responsible for providing research, analytical and trading support


14 Legg Mason Global Trust
          for the fund's investment program, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset Management Company and Legg Mason Fund Adviser, Inc.

          For its services and for expenses borne by Western Asset Global under its sub-advisory agreement, the adviser pays the sub-adviser a fee at an annual rate of 0.20% of the fund's average daily net assets, net of any waivers.

          The manager also pays the sub-adviser a sub-administration fee at an annual rate of 0.10% of the fund's average daily net assets, net of any waivers, for certain administrative services performed.

          Western Asset Global renders investment advice to institutional, private and commingled fund portfolios with assets of over $3.3 billion as of March 31, 1999. Western Asset Global has managed global fixed-income assets for U.S. and non-U.S. clients since 1984.

          Portfolio management:


          Batterymarch investment teams have been responsible for the day-to-day management of International Equity Trust and Emerging Markets Trust since their inception.

          An investment committee at Western Asset Management Company is responsible for the day-to-day management of Global Government Trust.


          Distributor of the fund's shares:


          Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, is the distributor of each fund's shares. Each fund has adopted a plan that allows it to pay distribution fees and shareholder service fees for the sale of its shares and for services provided to shareholders. Under each plan, the funds may pay the distributor an annual fee equal to 0.50% of Global Government Trust's average daily net assets attributable to Primary Shares, and 0.75% of International Equity Trust's and Emerging Market Trust's average daily net assets attributable to Primary Shares; and an annual service fee from each fund equal to 0.25% of its average daily net assets attributable to Primary Shares.

          Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          The distributor may enter into agreements with other brokers to sell Primary Shares of each fund. The distributor pays these brokers up to 90% of the service fee that it receives from a fund for those sales.

          The manager, advisers, sub-adviser and distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.


                                                      Legg Mason Global Trust 15

[GRAPHIC]



          HOW TO INVEST
     --------------------------------------------------------------------------

  To open a regular account or a retirement account with one or more of the funds, contact a Legg Mason financial advisor or other entity that has entered into an agreement with the funds' distributor to sell shares of the Legg Mason family of funds. A Legg Mason financial advisor will explain the shareholder services available from our funds and answer any questions you may have. The minimum initial investment for regular accounts and retirement accounts is $1,000 and the minimum for each purchase of additional shares is $100, except as noted below.


  Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason financial advisor or other entity offering the funds to discuss which one might be appropriate for you.


  ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO ADD TO YOUR
  ACCOUNT:

  IN PERSON         Give your financial advisor a check for $100 or more payable to the fund
  MAIL              Mail your check, payable to the fund, for $100 or more to
                    your financial advisor

  TELEPHONE         Call your financial advisor to transfer available cash
  OR WIRE           balances in your brokerage account  or to transfer money
                    from your bank directly to Legg Mason. Wire transfers may be subject to a service charge by your bank.

  FUTURE FIRST      Contact your Legg Mason financial advisor to enroll in Legg
  SYSTEMATIC        Mason's Future First Systematic Investment Plan. Under
  INVESTMENT        this plan, you may arrange for automatic monthly investments
  PLAN              in the fund of $50 or more. The fund's transfer agent will transfer funds monthly from your Legg Mason account or from your checking account to purchase shares of the fund.

  AUTOMATIC         Arrangements may be made with some employers and financial
  INVESTMENTS       institutions for regular automatic monthly investments of
                    $50 or more in shares of the fund. You may also reinvest dividends from certain unit investment trusts in shares of the fund.


  Call your financial advisor or another entity offering the fund for sale with any questions regarding the investment options above.

  Certain investment methods may be subject to lower minimum initial and additional investments.


16 Legg Mason Global Trust

--------------------------------------------------------------------------------
  Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.


  Purchase orders received by your financial advisor or the entity offering the funds before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.


  You will begin to earn dividends on shares of Global Government Trust as of settlement date, which is normally the third business day after your order is placed with a financial advisor.


                                                      Legg Mason Global Trust 17

[GRAPHIC]



          HOW TO SELL YOUR SHARES
    --------------------------------------------------------------------------

  Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions imposed by those entities. You should consult their program literature for further information.


  Any of the following methods may be used to sell your shares:

  TELEPHONE   Call your Legg Mason financial advisor or entity offering the fund and request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares
              (or dollar amount) to be redeemed and your shareholder account number.
                Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $18. Be sure that your financial advisor has your bank account information on file.
                The funds will follow reasonable procedures to ensure the
              validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.
  MAIL        Send a letter to the fund requesting redemption of your shares.
              The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification. You may obtain a signature guarantee from most banks or securities dealers.

  Your order will be processed promptly and you will generally receive the proceeds within a week. Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason financial advisor or another entity.

  Redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

  Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

     Emerging Markets Trust Redemption Fee:


  The fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction costs. For this reason, the fund imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year. The fee will be paid directly to the fund to help offset the costs imposed on it by short-term trading in emerging markets.

  The fund will use the "first-in, first-out" method to determine the one year holding period. The date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.


18 Legg Mason Global Trust

[GRAPHIC]



          ACCOUNT POLICIES
     --------------------------------------------------------------------------

          Calculation of Net Asset Value:

          Net asset value per Primary Share is determined daily as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Primary Share price, the fund's assets attributable to Primary Shares are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Primary Shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors.


          Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.


          Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Most securities held by Global Government Trust are valued on the basis of valuations furnished by a service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

          Other:
          Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.


          If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.


          Each fund reserves the right to:
                 - reject any order for shares or suspend the offering of
                   shares for a period of time
                 - change its minimum investment amounts
                 - delay sending out redemption proceeds for up to seven days.
                   This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.


                                                      Legg Mason Global Trust 19

[GRAPHIC]



          SERVICES FOR INVESTORS
     --------------------------------------------------------------------------

          For further information regarding any of the services below, please contact your financial advisor or other entity offering the funds for sale.

          Confirmations and Account Statements:
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends, capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account, in which case a statement will be sent quarterly. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

          Systematic Withdrawal Plan:
          If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund that is participating in the plan.

          Exchange Privilege:
          Primary fund shares may be exchanged for Primary Shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.


          Other than the redemption fee imposed on exchanges of shares of Emerging Markets Trust, there is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.


          Each fund reserves the right to:
                 - terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year
                 - terminate or modify the exchange privilege after 60 days'
                   notice to shareholders


20 Legg Mason Global Trust

[GRAPHIC]



          DIVIDENDS AND TAXES
     --------------------------------------------------------------------------

          Global Government Trust declares and pays dividends from its net investment income monthly. International Equity Trust and Emerging Markets Trust each declares and pays these dividends annually.

          Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gain from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

          Your dividends and distributions will be automatically reinvested in additional Primary Shares of the fund. If you wish to receive dividends and/or distributions in cash, you must notify the fund at least 10 days before the next dividend and/or distribution is to be paid.

          If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Primary Shares of the fund. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

          The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

          Each fund's dividend and interest income, and gains realized from the disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

          A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

          Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.



          Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.


                                                      Legg Mason Global Trust 21

[GRAPHIC]



          FINANCIAL HIGHLIGHTS
    --------------------------------------------------------------------------

  The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years or since inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.


                                                              Income from
                                                         Investment Operations
                                     -------------------------------------------------------------
                                                             Net Realized &
                                                            Unrealized Gain
                                                               (Loss) On
                                                             Investments,
                                                           Options, Futures
 For the             Net Asset                Net             and Foreign          Total From
 Years Ended         Value,              Investment            Currency           Investment
 Dec. 31,      Beginning of Year           Income            Transactions         Operations
 --------      -----------------           ------            ------------         ----------
 Global Government Trust -- Primary Shares
 1998          $    9.60                 $       .37       $     .70           $     1.07
 1997              10.41                         .54            (.71)                (.17)
 1996              10.33                         .59             .21                  .80
 1995               9.54                         .63            1.32                 1.95
 1994              10.27                         .57 (a)       (.71)                 (.14)

 International Equity Trust -- Primary Shares
 1998          $   11.78                 $       .01       $     .99           $     1.00
 1997              12.09                         .02             .19                  .21
 1996              10.70                         .02 (c)        1.74                 1.76
 1995 (b)          10.00                         .04 (c)         .77                  .81

 Emerging Markets Trust -- Primary Shares
 1998          $    9.85                 $       .01 (e)   $   (2.90)          $    (2.89)
 1997              10.51                        (.02)(e)        (.63)                (.65)
 1996 (d)          10.00                        (.03)(e)         .57                  .54

22 Legg Mason Global Trust

                                               Distributions
               ---------------------------------------------------------------------
                                                          In Excess
                              In Excess      From Net      of Net
 For the         From Net      of Net      Realized      Realized                       Net Asset
 Years Ended    Investment   Investment     Gain on       Gain on          Total        Value,
 Dec. 31,         Income       Income      Investments   Investments   Distributions  End of Year
 --------         ------       ------      -----------   -----------   -------------  -----------
 Global Government Trust -- Primary Shares
 1998          $   (.47)    $     --       $  (.06)     $     --       $        (.53)  $  10.14
 1997              (.48)        (.05)         (.11)           --                (.64)      9.60
 1996              (.62)          --          (.10)           --                (.72)     10.41
 1995             (1.16)          --            --            --               (1.16)     10.33
 1994              (.59)          --            --            --                (.59)      9.54

 International Equity Trust -- Primary Shares
 1998          $   (.14)    $     --       $    --       $    --       $        (.14)  $  12.64
 1997              (.08)          --          (.44)           --                (.52)     11.78
 1996              (.05)          --          (.32)           --                (.37)     12.09
 1995 (b)          (.04)          --            --          (.07)               (.11)     10.70

 Emerging Markets Trust -- Primary Shares
 1998          $     --      $    --       $    --       $    --       $          --   $   6.96
 1997              (.01)          --            --            --                (.01)      9.85
 1996 (d)          (.03)          --            --            --                (.03)     10.51



                                                      Legg Mason Global Trust 23

                                                          Ratios/Supplemental Data
               ---------------------------------------------------------------------------------------------------
                                                      Net Investment
                                       Expenses       Income (Loss)
 For the                          to Average           to Average                 Portfolio         Net Assets,
 Years Ended     Total Return     Net Assets           Net Assets             Turnover Rate        End of Year
 Dec. 31,              (%)                   (%)               (%)                (%)           (thousands -- $)
 -----------     ------------     ----------           ----------             -------------     ----------------
 Global Government Trust -- Primary Shares
 1998               11.50                  1.87              4.51                288              120,805
 1997              (1.69)                  1.86              5.39                241              136,732
 1996                8.22                  1.86              5.80                172              161,549
 1995               20.80                  1.81              5.72                169              153,954
 1994              (1.40)                1.34(a)            5.71(a)              127              145,415

 International Equity Trust -- Primary Shares
 1998                8.49                 2.14                .06                72               258,521
 1997                1.76                 2.17                .17                59               227,655
 1996               16.49                2.25(c)             .21(c)              83               167,926
 1995 (b)           8.11(g)            2.25(c,f)             .52(c,f)            58(f)            65,947

 Emerging Markets Trust -- Primary Shares
 1998             (29.34)              2.50(e)               .09(e)              76               42,341
 1997              (6.18)              2.50(e)              (.76)(e)             63               65,302
 1996 (d)           5.40(g)            2.50(e,f)            (.68)(e,f)           46(f)            21,206

(a) Net of fees waived by the manager for expenses in excess of voluntary expense limitations of 0.5% until January 31, 1994; 0.7% until February 28, 1994; 0.9% until March 31, 1994; 1.1% until April 30, 1994; 1.3% until May
    31, 1994; 1.5% until June 30, 1994; and 1.9% indefinitely. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets for 1994 would have been 1.82%.
(b) February 17, 1995 (commencement of operations) to December 31, 1995.
(c) Net of fees waived by the manager for expenses in excess of a voluntary expense limitation of 2.25%. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets would have been: 1996, 2.32% and 1995, 2.91%.
(d) May 28, 1996 (commencement of operations) to December 31, 1996.
(e) Net of fees waived by the manager for expenses in excess of a voluntary expense limitation of 2.50%. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets would have been: 1998, 2.78%; 1997, 2.86% and 1996, 3.71%.
(f) Annualized
(g) Not annualized


24 Legg Mason Global Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

         Legg Mason Global Trust, Inc.
         ------------------------------------------------------------------
         The following additional information about the funds is available upon request and without charge:


         Statement of Additional Information (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and their policies.


         Annual and Semiannual Reports - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

            To request the SAI or any reports to shareholders, or to obtain more information:
               - call toll-free 1-800-822-5544
               - visit us on the Internet via http://www.leggmason.com
               - write to us at:  Legg Mason Wood Walker, Incorporated
                                  100 Light Street, P.O. Box 1476
                                  Baltimore, Maryland 21203-1476


         Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.







  LMF-041                  SEC file number 811-7418

                             LEGG MASON GLOBAL FUNDS

                         LEGG MASON GLOBAL TRUST, INC.:
                       LEGG MASON GLOBAL GOVERNMENT TRUST
                      LEGG MASON INTERNATIONAL EQUITY TRUST
                        LEGG MASON EMERGING MARKETS TRUST

                       PRIMARY SHARES AND NAVIGATOR SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses for Primary Shares and for Navigator Shares of the funds, both dated May 1, 1999, which have been filed with the Securities and Exchange Commission ("SEC"). The funds' annual report is incorporated by reference into this Statement of Additional Information. Copies of either the annual report or the Prospectuses are available without charge by writing to or calling the funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).




                      LEGG MASON WOOD WALKER, INCORPORATED
--------------------------------------------------------------------------------
                                100 Light Street
                            Baltimore, Maryland 21202
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS


                                                                            Page

Description of the Funds                                                       1
Fund Policies                                                                  1
Investment Strategies and Risks                                                6
Additional Purchase and Redemption Information                                29
Additional Tax Information                                                    31
Tax-Deferred Retirement Plans                                                 35
Performance Information                                                       36
Valuation of Fund Shares                                                      42
Management of the Fund                                                        42
The Funds' Investment Adviser/Manager                                         44
Sub-Advisory Agreement for Global Government Trust                            47
The Funds' Distributor                                                        48
Portfolio Transactions and Brokerage                                          50
Capital Stock Information                                                     51
The Corporation's Custodian and Transfer and Dividend-
    Disbursing Agent                                                          51
The Corporation's Legal Counsel                                               51
The Corporation's Independent Accountants                                     52
Financial Statements                                                          52
Appendix A                                                                   A-1
Appendix B                                                                   B-1




--------------------------------------------------------------------------------
         No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.
--------------------------------------------------------------------------------

                            DESCRIPTION OF THE FUNDS

         Legg Mason Global Trust, Inc. is an open-end investment company which was incorporated in Maryland on December 31, 1992. Legg Mason Global Government Trust, Legg Mason International Equity Trust and Legg Mason Emerging Markets Trust are separate series of Legg Mason Global Trust, Inc. Global Government is non-diversified; International Equity and Emerging Markets are diversified.


                                  FUND POLICIES

         Global Government's investment objective is to seek capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. International Equity Trust's investment objective is to seek to maximize long-term total return. Emerging Market Trust's investment objective is to seek long-term capital appreciation.

         The following information supplements the information concerning each fund's investment objectives, policies and limitations found in the Prospectuses. Each fund has adopted certain fundamental investment limitations that, like the investment objectives listed above, cannot be changed except by vote of that fund's shareholders.

Global Government may not:

         1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33 1/3% of the total assets, including borrowings, less liabilities exclusive of borrowings, of the fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

         2. Issue senior securities, except as permitted by the Investment Company Act of 1940 ("1940 Act");

         3. Underwrite the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         4. Buy or hold any real estate other than instruments secured by real estate or interests therein;

         5. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies and securities indexes and options on interest rate and currency futures contracts;

         6. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, loans, loan participations and advances in connection therewith or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

International Equity may not:

         1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33 1/3% of the total assets (including borrowings), less liabilities (exclusive of borrowings), of the fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

         2. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (other than, in each case, cash items, securities of the U.S. Government, its agencies and instrumentalities, and securities issued by other investment companies);

         3. Issue senior securities, except as permitted by the 1940 Act;

         4. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         5. Buy or hold any real estate other than instruments secured by real estate or interests therein;

         6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies; futures contracts on currencies, securities or securities indexes, options on currencies, securities, and securities indexes; and options on interest rate and currency futures contracts;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

Emerging Markets may not:

         1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33 1/3% of the total assets (including borrowings), less liabilities (exclusive of borrowings), of the fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

         2. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (other than, in each case, cash items, securities of the U.S. Government, its agencies and instrumentalities, and securities issued by other investment companies);

         3. Issue senior securities, except as permitted by the 1940 Act;

         4. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         5. Buy or hold any real estate other than instruments secured by real estate or interests therein;

         6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies; futures contracts on currencies, securities or securities indexes, options on currencies, securities, and securities indexes; and options on interest rate and currency futures contracts;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

         The foregoing investment limitations of each fund cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy. Except with respect to the 33 1/3% limit in investment limitation number 1, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets will not be considered to exceed any of the foregoing limitations.

         Except as otherwise specified, the following investment limitations and policies, and all other investment limitations and policies of the funds, are non-fundamental and may be changed by the Corporation's Board of Directors without shareholder approval.

Each fund may not:

         1. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that a fund may make margin deposits in connection with the use of permitted futures contracts and options on futures contracts as well as options on currencies, securities and securities indexes;

         2. Make short sales of securities or maintain a short position, except that a fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and
(b) sell short "against the box" (Global Government does not intend to make short sales in excess of 5% of its net assets during the coming year and International Equity does not intend to make short sales during the coming year);

Global Government may not:

         3. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto.

International Equity intends to:

         4. Under normal circumstances, invest at least 65% of its total assets in equity securities of issuers located outside the United States.

Emerging Markets intends to:

         5. Under normal circumstances, invest at least 65% of its total assets in emerging market equity securities.

         Global Government is a non-diversified fund; however, the fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, which requires that, among other things. At the close of each quarter of the fund's taxable year: (1) with respect to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of any one issuer; and (2) no more than 25% of the value of the fund's total assets may be invested in the securities of a single issuer. These limits do not apply to U.S. Government securities.


                         INVESTMENT STRATEGIES AND RISKS

THE FOLLOWING INFORMATION APPLIES TO ALL OF THE FUNDS:

RATINGS OF DEBT OBLIGATIONS

         Moody's, S&P and other nationally recognized or foreign statistical rating organizations ("SROs") are private organizations that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A. A fund may consider these ratings in determining whether to purchase, sell or hold a security. Ratings issued by Moody's or S&P represent only the opinions of those agencies and are not guarantees of credit quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

THE FOLLOWING INFORMATION ABOUT INVESTMENT POLICIES APPLIES ONLY TO GLOBAL
GOVERNMENT:

BRADY BONDS

         The fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES AND FOREIGN CURRENCY WARRANTS

         Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

         Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

         The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

SWAPS, CAPS, COLLARS AND FLOORS

         The fund may enter into interest rate, currency and index swaps, and may purchase and sell caps, collars and floors for hedging purposes or in an effort to increase overall return. Interest rate swap transactions involve an agreement between two parties under which one makes to the other periodic payments based on a fixed rate of interest and receives in return periodic payments based on a variable rate of interest; the rates are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. A currency swap is an agreement to exchange cash flows based on changes in the value of an exchange rate; participants in currency swaps may also exchange the principal amount. Index swaps link one of the payments to the total return of a market portfolio. Cap and floor transactions involve an agreement between two parties in which one agrees to pay the other when a designated market interest rate, currency rate or index value goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. In an interest rate collar, one party agrees to pay the other when a designated market interest rate either goes above a specified cap level or below a specified floor level, either on predetermined dates or during a specified time period.

         As with options and future transactions, successful use of swap agreements depends on the Adviser's ability to predict movements in the direction of the overall currency and interest rate markets. There might be imperfect correlation between the value of a swap, cap, collar or floor agreement and movements in the underlying interest rate or currency markets. While swap agreements can offset the potential for loss on a position, they can also limit the opportunity for gain by offsetting favorable price movements.

         Swaps, caps, collars and floors can be highly volatile instruments. The value of these agreements is dependent on the ability of the counterparty to perform and is therefore linked to the counterparty's creditworthiness. The fund may also suffer a loss if it is unable to terminate an outstanding swap agreement.

         The fund will enter into swaps, caps, collars and floors only with parties deemed by its adviser to present a minimal risk of default during the period of agreement. When the fund enters into a swap, cap, collar or floor, it will maintain a segregated account containing cash and appropriate liquid securities equal to the payment, if any, due to the other party; where contracts are on a net basis, only the net payment will be segregated. The fund regards caps, collars and floors as illiquid, and therefore subject to the fund's 15% limit on illiquid securities. There can be no assurance that the fund will be able to terminate a swap at the appropriate time. The fund will sell caps, collars and floors only to close out its positions in such instruments.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps. The market for all of these instruments is largely unregulated. Swaps, caps, collars and floors are generally considered "derivatives."

         The fund does not intend to purchase swaps, caps, collars, or floors if, as a result, more than 5% of the fund's net assets would thereby be placed at risk.

COMMERCIAL PAPER AND OTHER SHORT-TERM INSTRUMENTS

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

         The fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The fund may or may not regard such securities as illiquid, depending on the circumstances of each case.

         The fund may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions if the issuer has total assets in excess of $1 billion at the time of purchase or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the fund will generally assume positions considerably in excess of the insurance limits.

         Money market instruments in which the fund may invest include commercial paper and other money market instruments which are: rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment; issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of A or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the adviser to be of comparable quality; and bank certificates of deposit and bankers' acceptances judged by the adviser to be of comparable quality.

SOVEREIGN DEBT

         Investments in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

         Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor's willingness to institute certain economic changes, the implementation of which may be politically difficult.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Western Asset intends to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its holdings.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities represent participations in, or are secured by and payable from, mortgage loans secured by real property. These securities are designed to provide monthly payments of interest and, in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed through" to investors such as the fund. Many issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. These guarantees are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. In addition to fixed-rate, fixed-term mortgages, the fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments, as well as with market interest rates. For example, securities issued by the Government National Mortgage Association ("GNMAs") tend to have a longer average life than participation certificates ("PCS") issued by Freddie Mac because there is a tendency for the conventional and privately-insured mortgages underlying Freddie Mac PCS to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Thus, an increase in interest rates can slow prepayments effectively extending the maturity of mortgage-related securities and making them more sensitive to changes in value caused by interest-rate fluctuations. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

         Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. The compounding effect from reinvestments of monthly payments received by the fund will increase the yield to shareholders compared to bonds that pay interest semi-annually. Some mortgage-related securities will be considered illiquid and will be subject to the fund's limit that no more than 15% of its net assets will be invested in illiquid securities.

PRIVATE MORTGAGE-RELATED SECURITIES

         The private mortgage-related securities in which the fund may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. The Foreign Pass-Throughs in which the fund may invest are not guaranteed by an entity having the credit status of the Government National Mortgage Association, but generally utilize various types of credit enhancement.

OTHER DEBT SECURITIES

         The rate of return or return of principal on some obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Corporation's Board of Directors believes accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

         Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates.

BANK OBLIGATIONS

         Bank obligations in which the fund may invest include certificates of deposit, bankers' acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the fund.

         The fund limits its investments in foreign bank obligations to U.S. dollar-denominated or foreign currency-denominated obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (1) have more than $10 billion, or the equivalent in other currencies, in total assets; (2) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (3) are judged by Western Asset to be of comparable quality to obligations of U.S. banks in which the fund may invest. Subject to the limitation on concentration of less than 25% of the fund's assets in the securities of issuers in a particular industry, there is no limitation on the amount of the fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

U.S. GOVERNMENT SECURITIES

         The fund may invest in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Such securities include, but are not limited to, GNMAs, Federal Home Loan Banks, Fannie Mae and Freddie Mac.

ASSET-BACKED SECURITIES

         Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.

LOANS AND LOAN PARTICIPATIONS

         The fund may purchase loans and participation interests in loans originally made by banks and other lenders to governmental borrowers. Many such interests are not rated by any rating agency and may involve borrowers considered to be poor credit risks. The fund's interests in these loans may not be secured, and the fund will be exposed to a risk of loss if the borrower defaults. Many such interests will be illiquid and therefore subject to the fund's 15% limit on illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES

         The fund may invest in variable and floating rate securities. These securities provide for periodic adjustment in the interest rate paid on the obligations. The adviser believes that the variable or floating rate of interest paid on these securities may reduce the wide fluctuations in market value typical of fixed-rate, long-term securities. The yield available on floating rate securities is typically less than that on fixed-rate notes of similar maturity issued by the same company. The rates of some securities vary according to a formula based on one or more interest rates, and some vary inversely with changes in the underlying rates. The value of these securities can be very volatile when market rates change.

ZERO COUPON AND PAY-IN-KIND BONDS

         A zero coupon bond is a security that makes no fixed income payments but instead is sold at a deep discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. Pay-in-kind securities pay interest in the form of additional securities, thereby adding additional debt to the issuer's balance sheet. The prices of both types of bonds fluctuate more in response to changes in market interest rates than do the prices of debt securities with similar maturities that pay interest in cash. An investor in zero coupon or pay-in-kind bonds generally accrues income on such securities prior to the receipt of cash payments. There is a risk that the fund may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon or pay-in-kind bonds. Such disposal could occur at a disadvantageous time for the fund.

FORWARD COMMITMENTS

         The fund may enter into commitments to purchase U.S. Government securities or other securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. The fund may sell the securities subject to a forward commitment purchase, which may result in a gain or a loss. When the fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. The fund's custodian will place cash or U.S. Government securities in a separate account equal to the commitments to purchase securities.

         The fund may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. In a forward sale, the fund does not participate in gains or losses on the security occurring after the commitment date. The fund's custodian will place the securities in a separate account. Forward commitments to sell securities involves a risk of loss if the seller fails to take delivery after the value of the securities has declined.

         The fund does not expect that its purchases of forward commitments will at any time exceed, in the aggregate, 20% of its total assets.

INDEXED SECURITIES

         The fund may purchase various fixed income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the fund. The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying investments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

THE FOLLOWING INFORMATION ABOUT INVESTMENT POLICIES APPLIES TO EACH FUND UNLESS OTHERWISE STATED:

FOREIGN INVESTMENTS

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the funds. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or may limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests.

         Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

         Certain countries in which a fund may invest may have groups that advocate radical religious or political philosophies or support ethnic independence. Disturbances involving such groups carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to that country or ethnic region and could cause the loss of a fund's investment in those areas. Instability may also result from, among other things: (I) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with other countries. Such political, social and economic instability could disrupt the principal financial markets in which a fund invests and adversely affect the value of a fund's assets.

         Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries have previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a fund could lose its entire investment in such countries.

         Although a fund will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are at fixed rates, and generally these are higher than negotiated commissions on U.S. exchanges.

         Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         The funds may use foreign subcustodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (I) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

         Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies whose securities are held by a fund.

CURRENCY FLUCTUATIONS

         Each fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of a fund's investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and pace of business activity in the other countries and the U.S., and other economic and financial conditions affecting the world economy.

         A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of a fund. Moreover, if the value of the foreign currencies in which the fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of fund distributions, a fund may be required to liquidate securities in order to make distributions if the fund has insufficient cash in U.S. dollars to meet distribution requirements.

         Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which a fund invests without regard to the effect such fluctuations have on income received or gains realized by a fund. Given the level of foreign-denominated debt owed by many countries with emerging markets, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

         To some extent, if forward markets are available, currency exchange risk can be managed through hedging operations. However, governmental regulations and limited currency exchange markets in most emerging markets make it highly unlikely that International Equity (to the extent it invests in emerging market securities) or Emerging Markets will be able to engage in any hedging operations, at least in the foreseeable future. In the event hedging opportunities become available and a fund's adviser elects to employ them, a fund may incur investment risks and substantial transaction costs to which it would not otherwise be subject. Whether or not it hedges, each fund will incur costs in connection with conversions between various currencies.

RESTRICTED AND ILLIQUID SECURITIES

         Each fund is authorized to invest up to 15% of its net assets in securities which cannot be expected to be sold within seven days at approximately the price at which they are valued, which for this purpose includes, among other things, repurchase agreements maturing in more than seven days, over-the-counter ("OTC") options and securities used as cover for such options. Such securities may include those that are subject to restrictions contained in the securities laws of other countries. Restricted securities may be sold in the U.S. only (1) pursuant to SEC Rule 144A or other exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered to be restricted. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. SEC regulations permit certain restricted securities to be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is not "illiquid." Each fund intends to rely on this rule, to the extent appropriate, to deem restricted securities as not "illiquid." If the institutional markets for restricted securities do not perform as anticipated, it could adversely affect the liquidity of the fund.

REPURCHASE AGREEMENTS

         When a fund enters into a repurchase agreement with a foreign or domestic entity, it will obtain from that entity securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held for that fund by a custodian bank, an approved foreign sub-custodian, or an approved securities depository or book-entry system. Repurchase agreements are usually for one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. In the event that a foreign counterparty defaults on its repurchase agreement obligations, the laws of the foreign country where that party resides may not provide the same favorable treatment to repurchase agreements as are provided under U.S. bankruptcy laws, which could lead to further delay or losses.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING

         A reverse repurchase agreement is a portfolio management technique in which a fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, that fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. A fund may also enter into dollar rolls, in which a fund sells a security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security on a specified future date. That fund would be compensated by the difference between the current sales price and the forward price for the future purchase. A fund may engage in reverse repurchase agreements and dollar rolls as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. There is a risk that the contraparty to either a reverse repurchase agreement or a dollar roll will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a fund. While engaging in reverse repurchase agreements or dollar rolls, each fund will maintain cash and/or appropriate liquid securities in a segregated account at its custodian bank with a value at least equal to that fund's obligation under the agreements, adjusted daily.

         Each fund may borrow for temporary purposes, which borrowing may be unsecured. The 1940 Act requires the fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the fund may be required to sell some of its holdings within three days (exclusive of Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. To avoid the potential leveraging effects of a fund's borrowings, each fund will not make investments while borrowings are in excess of 5% of its total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. For purposes of its borrowing limitation and policies, each fund considers reverse repurchase agreements and dollar rolls to constitute borrowing. International Equity does not currently intend to use reverse repurchase agreements and dollar rolls.

PREFERRED STOCK

         Each fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the adviser's opinion, the preferred stock is more attractively priced in light of the risks involved. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

CONVERTIBLE SECURITIES

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

         Global Government has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. If a convertible security held by Global Government is called for redemption, the fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the fund's ability to achieve its objective.

LOANS OF PORTFOLIO SECURITIES

         Each fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. When a fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the fund can dispose of it.

         Each fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value.

SECURITIES OF OTHER INVESTMENT COMPANIES

         A fund may invest in the securities of other investment companies only if it: (i) will not own more than 3% of the total outstanding voting stock of any investment company, (ii) does not invest more than

5% of its total assets in any one investment company or (iii) does not invest more than 10% of its total assets in investment companies in general. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees.

SHORT SALES

         No fund will sell securities short, other than through the use of futures and options as described in the Prospectuses, or short sales against the box. In a short sale against the box, a fund sells a security and borrows the security to make delivery, even though the fund simultaneously owns, or has the right to acquire, without the payment of any additional consideration, securities identical in kind and amount to those sold short.

OPTIONS AND FUTURES

         As described in the Prospectuses, Global Government may purchase and sell (write) both put options and call options on securities and bond indices, may enter into interest rate and bond index futures contracts, may purchase and sell options on such futures contracts ("futures options") and may purchase and sell foreign currency options and futures for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC") as part of its investment strategy.

         International Equity and Emerging Markets may enter into futures contracts, options and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when Batterymarch believes a futures contract or option is priced more attractively than the underlying equity security or index. In addition, a fund may purchase and sell put and call options on foreign currencies, may enter into futures contracts on foreign currencies and purchase and sell options on such futures contracts.

         Emerging Markets and International Equity are permitted to engage in forward currency exchange transactions to protect in part against the uncertainty in the level of future exchange rates. A fund's dealings in foreign currency exchange would in all cases be limited to hedges involving either specific transactions or portfolio positions. A fund is not permitted to engage in currency transactions for speculation but only as a hedge against changes in currency values. A fund is not permitted to hedge a position to an extent greater than the aggregate market value (at the time of the hedging transaction) of the fund's assets invested in cash or securities denominated in the relevant currency. Emerging Markets will not often employ hedging strategies because such instruments are generally not available in emerging markets; however, the fund reserves the right to hedge its portfolio investments in the future.

         If other types of options, futures contracts or options on futures are traded in the future, each fund may also use those investment strategies. Options and futures are generally considered to be "derivatives."

         Each fund may utilize futures contracts and options to a limited extent. Specifically, a fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a fund may not enter into futures contracts or related options if, as a result, more than 20% of the fund's total assets would be so invested.

OPTIONS ON SECURITIES

         A fund may purchase call options on securities that its adviser intends to include in that fund's investment portfolio in order to fix the cost of a future purchase. Purchased options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized will be reduced by the premium.

         A fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio or to enhance income. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         A fund may write covered call options on securities in its portfolio. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the fund might write covered call options on securities generally when its adviser believes that the premium received by the fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund would be obligated to sell the security at less than its market value. The fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. Such securities would also be considered illiquid in the case of OTC options written by a fund, and therefore subject to its limitation on investing no more than 15% of its net assets in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. In addition, the fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         The sale of a put option on a security by a fund also may serve to partially offset the cost of a security that the fund anticipates purchasing. If the price of the security rises, the increased cost to the fund of purchasing the security will be offset, in whole or in part, by the premium received. In the event, however, that the price of the security falls below the exercise price of the option and the option is exercised, the fund will be required to purchase the security from the holder of the option at a price in excess of the current market price of the security. A fund's loss on this transaction will be offset, in whole or in part, to the extent of the premium received by the fund for writing the option.

         Global Government may purchase put and call options and write covered put and call options on bond indices in much the same manner as securities options, except that bond index options may serve as a hedge against overall fluctuations in the debt securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A bond index assigns a value to the securities included in the index and fluctuates with changes in such values. Settlements of bond index options are effected with cash payments and do not involve the delivery of securities. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index. The effectiveness of hedging techniques using bond index options will depend on the extent to which price movements in the bond index selected correlate with price movements of the securities in which the fund invests.

         Global Government may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the fund has written. The fund would enter into a short straddle when its adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the fund will set aside cash and/or appropriate liquid securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

         A fund may purchase and write (sell) options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuation on foreign securities that fund holds or which it intends to purchase. For example, if a fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to that fund's options position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, Global Government may purchase call options on foreign currency to enhance income when its adviser anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities.

         If a fund writes an option on foreign currency, it will constitute only a partial hedge, up to the amount of the premium received, and that fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A fund may use options on currency for proxy hedging, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency which the Adviser expects to show a high degree of correlation to the first currency. If a fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging, if the two currencies do not vary within the expected degree of correlation.

         A fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market. A fund will not purchase or write such options unless, in the opinion of its adviser, the market for them has developed sufficiently. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. These OTC options also involve credit risks that may not be present in the case of exchange-traded currency options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GLOBAL GOVERNMENT:

         The fund will limit its use of futures contracts and options on futures contracts to hedging transactions or other circumstances permitted by regulatory authorities. For example, the fund might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities that the fund intends to purchase. The fund's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, the fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         The fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. The fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities. The fund may sell a put option on a foreign currency to partially offset the cost of a security denominated in that currency that the fund anticipates purchasing; however, the cost will only be offset to the extent of the premium received by the fund for writing the option.

         The fund also may use futures contracts on fixed income instruments and options thereon to hedge its investment portfolio against changes in the general level of interest rates. A futures contract on a fixed income instrument is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of fixed income security called for in the contract at a specified future time and at a specified price. The fund may purchase a futures contract on a fixed income security when it intends to purchase fixed income securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the fixed income security that the fund intends to purchase in the future. A rise in the price of the fixed income security prior to its purchase may be either offset by an increase in the value of the futures contract purchased by the fund or avoided by taking delivery of the fixed income securities under the futures contract. Conversely, a fall in the market price of the underlying fixed income security may result in a corresponding decrease in the value of the futures position. The fund may sell a futures contract on a fixed income security in order to continue to receive the income from a fixed income security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         The fund may purchase a call option on a futures contract to hedge against a market advance in debt securities that the fund plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual fixed income security that can be used as a temporary substitute for a position in the security itself. The fund also may write covered call options on futures contracts as a partial hedge against a decline in the price of fixed income securities held in the fund's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of fixed income securities held in the fund's investment portfolio. The fund may write a put option on a security that the fund anticipates purchasing to partially offset the cost of purchasing that security; however, the cost will only be offset to the extent of the premium the fund receives for writing the option.

         The fund may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of its investments. To the extent that a portion of the fund's investments correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the fund correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The fund may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the fund intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

         As in the case of a purchase of a bond index futures contract, the fund may purchase a call option on a bond index futures contract to hedge against a market advance in securities that the fund plans to acquire at a future date. The fund may write put options on bond index futures as a partial anticipatory hedge and may write covered call options on bond index futures as a partial hedge against a decline in the prices of bonds held in its portfolio. This is analogous to writing covered call options on securities. The fund also may purchase put options on bond index futures contracts. The purchase of put options on bond index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the fund.

         The fund may also write put options on interest rate, bond index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, bond index or foreign currency futures contract in order synthetically to create a long interest rate, bond index or foreign currency futures contract position. The options will have the same strike prices and expiration dates. The fund will engage in this strategy only when its adviser believes it is more advantageous to the fund to do so as compared to purchasing the futures contract.

         The fund may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than or equal to the exercise price of the call option. The fund would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than or equal to the exercise price of the call option. In a covered short straddle, the same futures contract is considered "cover" for both the put and the call that the fund has written. The fund would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the fund will set aside cash and/or appropriate liquid securities in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money," that is, the amount by which the exercise price of the put exceeds the current market value of the underlying futures contract.

INTERNATIONAL EQUITY AND EMERGING MARKETS:

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price. Domestic futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Domestic futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Foreign futures exchanges and futures contracts may be regulated differently, or may be unregulated.

         Although some futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not closed out prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The fund expects to earn interest income on its margin deposits.

         Regulations of the CFTC applicable to each fund limit the assets that can be committed to futures transactions that do not constitute bona fide hedging transactions. A fund generally will sell futures contracts only to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the fund upon sale of open futures contracts.

         Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of fund income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of underlying equity securities.

FOR EACH FUND:

         A fund may also purchase and sell futures contracts on a foreign currency. A fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a fund may sell a foreign currency futures contract when its adviser anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of that fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the fund caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the fund and resulting transaction costs. When a fund's adviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in a foreign currency, the fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position.

         A fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A fund may purchase a call option or write a put option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. A fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. It may also write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

         When a purchase or sale of a futures contract is made by a fund, it is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract assuming all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. A fund expects to earn interest income on its initial margin deposits. A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the fund but is instead settlement between the fund and the broker of the amount one would owe the other if the futures contract had expired on that date. In computing daily net asset value, a fund will mark-to-market its open futures positions.

         A fund is also required to deposit and maintain margin with respect to put and call options on futures contracts and on certain foreign currencies written by it. Such margin deposits will vary depending on the nature of the underlying futures contract or currency (and the related initial margin requirements), the current market value of the option and other options and futures positions held by the fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally futures contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency, index or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which must be considered in these calculations.

         The Corporation has filed on behalf of each fund a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Under Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility must include representations that the fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of the CFTC regulations; provided that a fund may hold futures contracts and related options that do not fall within the definition of bona fide hedging transactions if, with respect to such non-hedging transactions, the initial margin deposits plus premiums paid by that fund, less the amount by which any such options positions are "in-the-money" at the time of purchase, do not exceed 5% of the fair market value of the fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. Foreign currency options traded on a commodities exchange are considered commodity options for this purpose. In addition, International Equity will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under those contracts would exceed 20% of its total assets.

RISKS ASSOCIATED WITH FUTURES AND OPTIONS

         In considering a fund's use of futures contracts and options, particular note should be taken of the following:

         (1) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         (2) The ability to establish and close out positions in either futures contracts or options thereon is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for a fund to close a position and, in the event of adverse price movements, that fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         (3) Successful use by a fund of futures contracts and options thereon will depend upon its adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example, if the price of the futures contract moves less than the price of the securities or currencies that are subject to the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. In addition, if a fund has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, that fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the futures contract moves more than the price of the underlying securities or currencies, the fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (4) The value of an option position will reflect, among other things, the current market price of the underlying security, index, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index, futures contract or currency and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon a fund's adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

         (5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (6) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index, futures contract or currency. Purchased options that expire unexercised have no value, and a fund will realize a loss in the amount paid plus any transaction costs.

         (7) Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         (8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

         (9) A fund's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a fund also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         (10) A fund may purchase and write both exchange-traded options and options traded on the OTC market. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although each fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and foreign currencies) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although a fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with that fund, there can be no assurance that the fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because a fund must maintain a covered position with respect to any call option it writes on a security, futures contract or currency, the fund may not sell the underlying security, futures contract or currency or invest any cash, or appropriate liquid securities used as cover during the period it is obligated under such option. This requirement may impair that fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous. Options traded on U.S. or other exchanges may be subject to position and daily fluctuation limits which may limit the ability of the fund to reduce risk using such options and may limit their liquidity.

With respect to Global Government,

         (11) Bond index options are settled exclusively in cash. If the fund purchases a put or call option on an index, the fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the option itself. Thus, if the fund exercises a bond index option before the closing index value for that day is available, the fund runs the risk that the level of the underlying index may subsequently change.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract may be required to occur within the country issuing the underlying currency. Thus, a fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in a loss.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES, FORWARD CURRENCY EXCHANGE CONTRACTS AND FOREIGN CURRENCY OPTIONS TRADED ON FOREIGN EXCHANGES

         Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) less available data than in the United States on which to make trading decisions, (3) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) less trading volume.

COVER FOR STRATEGIES INVOLVING OPTIONS, FUTURES AND FORWARD CONTRACTS

         No fund will use leverage in its options, futures and forward contract strategies. A fund will not enter into an options, futures or forward currency strategy that exposes it to an obligation to another party unless it owns either
(1) an offsetting ("covering") position in securities, currencies or other options, futures or forward contracts or (2) cash, receivables and appropriate liquid securities with a value sufficient to cover its potential obligations.

         Each fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed, as marked-to-market daily. Securities, currencies or other options, futures or forward positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a fund's assets could impede portfolio management or that fund's ability to meet redemption requests or other current obligations.

FORWARD CURRENCY EXCHANGE CONTRACTS

         A fund may use forward currency exchange contracts to hedge against uncertainty in the level of future exchange rates or, with respect to Global Government, to enhance income. Forward contracts are generally considered to be derivatives.

         A fund may enter into forward currency exchange contracts with respect to specific transactions. For example, when a fund anticipates purchasing or selling a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, that fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. That fund will thereby attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A fund also may use forward currency exchange contracts to lock in the U.S. dollar value of its portfolio positions, to increase its exposure to foreign currencies that its adviser believes may rise in value relative to the U.S. dollar or to shift its exposure to foreign currency fluctuations from one country to another. For example, when a fund's adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of that fund's securities denominated in such foreign currency. These investment practices generally are referred to as "cross-currency hedging" when two foreign currencies are involved. In cross-currency hedging, a fund may suffer losses on both currencies if their values do not move as its adviser anticipates.

         At or before the maturity date of a forward contract requiring a fund to sell a currency, that fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the fund is obligated to deliver.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that currency movements will not be accurately predicted, causing a fund to sustain losses on these contracts and transaction costs. A fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency or (2) the fund maintains cash or appropriate liquid securities in a segregated account with the fund's custodian, marked-to-market daily, in an amount not less than the value of the fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, each fund's adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of that fund will be served. Some foreign currency forward contracts into which a fund enters may be illiquid.

         The cost to a fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should that fund desire to resell that currency to the dealer.

SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS AND INTERNATIONAL EQUITY:

         Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

         Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be lengthy share registration periods during which the fund is unable to sell its securities, and there may be delivery delays or failures in purchases and sales.

         Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each fund offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason and certain of its affiliates, as well as from certain institutions having agreements with Legg Mason. Navigator Shares are currently offered for sale only to Institutional Clients, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors.

FUTURE FIRST SYSTEMATIC INVESTMENT PLAN

         If you invest in Primary Shares, the Prospectus for those shares explains that you may buy additional Primary Shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the funds' transfer agent, to transfer funds to be used to buy Primary Shares at the per share net asset value determined on the day the funds are sent by your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

PURCHASES BY CHECK

         In making purchases of fund shares by check, you should be aware that checks drawn on a member bank of the Federal Reserve System will normally be converted to federal funds and used to purchase shares of the fund within two business days of receipt by Legg Mason. Legg Mason is closed on the days that the New York Stock Exchange ("Exchange") is closed, which are listed under "Valuation of Fund Shares" on page 36. Checks drawn on banks that are not members of the Federal Reserve System may take up to nine business days to be converted.

SYSTEMATIC WITHDRAWAL PLAN

         If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient Primary Shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the Primary Shares' net asset value determined as of the close of regular trading of the Exchange on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of regular trading of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

REDEMPTION SERVICES

         Each fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

         The date of payment may not be postponed for more than seven days, and the right of redemption may not be suspended except (a) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in markets a fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each fund reserves the right under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that fund's net asset value per share. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each fund does not redeem in kind under normal circumstances, but would do so where its adviser determines that it would be in the best interests of the shareholders as a whole.

         Foreign securities markets may be open for trading on days when the funds are not open for business. The net asset value of fund shares may be significantly affected on days when investors do not have access to their respective fund to purchase and redeem shares.

         No charge is made for redemption from Global Government and International Equity. There is a 2% redemption transaction fee charged for redemptions within one year of purchase of Emerging Markets. The redemption transaction fee is paid to the fund to reimburse the fund for transaction costs it incurs entering into positions in emerging market securities and liquidating them in order to fund redemptions.

         Clients of certain institutions that maintain omnibus accounts with the funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase shares from Legg Mason without receiving or paying for such other services.


                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may apply to them.

GENERAL

         For federal tax purposes, each fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If any fund failed to qualify for treatment as a RIC for any taxable year, (i) it would be taxes a corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (ii) the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the distributions are paid by the fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any fund may not exceed the aggregate dividends received by that fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain do not qualify for the dividends-received deduction.

FOREIGN SECURITIES

         Foreign Taxes. Interest and dividends received by a fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the foreign taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If a fund makes this election, it will report to its shareholders shortly after each taxable year the shareholders' respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Passive Foreign Investment Companies. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which a fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the fund for prior taxable years. A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

         Foreign Currencies. Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to fluctuations in exchange rates that occur between the time a fund accrues dividends, interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders.

OPTIONS, FUTURES, FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCIES

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Certain futures and foreign currency contracts in which a fund may invest will be "section 1256 contracts." Section 1256 contracts held by a fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution

Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain recognized by a fund, without in either case increasing the cash available to the fund. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         When a covered call option written (sold) by a fund expires, the fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, the fund realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by a fund is exercised, the fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

         If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60 day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities.

ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES

         Each fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.



                          TAX-DEFERRED RETIREMENT PLANS

         Investors may invest in shares of a fund through IRAs, SEPs, SIMPLEs and other qualified retirement plans. In general, income earned through the investment of assets of qualified retirement accounts and plans is not taxed to the beneficiaries thereof until the income is distributed to them. Investors who are considering establishing such a plan should consult their attorneys or other tax advisors with respect to individual tax questions. Please contact your Financial Advisor or other entity offering the funds for further information with respect to these plans.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAs

         Traditional IRA. Certain investors may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. However, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000. If your employer's plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in shares of a fund through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or certain other situations.

         Roth IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRA. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).

SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

         Legg Mason also makes available to corporate and other employers a SEP for investment in shares of a fund.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

         An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary or a 2% non-elective contribution.

         Withholding at the rate of 20% is required for federal income tax purposes on distributions eligible for rollover (which excludes, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and
SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax advisor for further information.


                             PERFORMANCE INFORMATION

         The following performance information relates to Primary Shares. As of the date of this Statement of Additional Information, Navigator Shares of Global Government and Emerging Markets have no performance history. Navigator Shares of International Equity commenced operations on May 5, 1998.

         Total Return Calculations. Average annual total return quotes used in a fund's advertising and other promotional materials ("Performance
Advertisements") are calculated according to the following formula:

            P(1+T)n  =        ERV
where:      P                 =       a hypothetical initial payment of $1,000
            T                 =       average annual total return
            n                 =       number of years
            ERV               =       ending redeemable value of
                                      a hypothetical $1,000 payment made
                                      at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

FOR GLOBAL GOVERNMENT:

         YIELD Yields used in the fund's Performance Advertisements are calculated by dividing the fund's net investment income for a 30-day period ("Period"), by the average number of shares entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:


           YIELD  =   2 [(a-b + 1)6] - 1
                          ---
                              cd

           where:     a       =     dividends and interest earned during the
                                    Period
                      b       =     expenses accrued for the Period (net of
                                    reimbursements)
                      c       =     the average daily number of shares
                                    outstanding  during the period that were
                                    entitled to receive dividends
                      d       =     the maximum offering price per share on the
                                    last day of the Period.

         Except as noted below, in determining investment income earned during the Period (variable "a" in the above formula), the fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next call date on which the obligation reasonably can be expected to be called or, if none, the maturity date. The fund's yield for the thirty-day period ended December 31, 1998 was 4.31%.

         With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) the fund accounts for gain or loss attributable to actual paydowns as an increase or decrease in interest income during the period and (2) the fund accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation.

         The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Primary Shares of Global Government at the fund's commencement of operations on April 15, 1993. The table assumes that all dividends and other distributions are reinvested in the fund. It includes the effect of all charges and fees applicable to shares the fund has paid. (There are no fees for investing or reinvesting in the fund, and there are no redemption fees.) It does not include the impact of any income taxes that an investor would pay on such distributions.

------------------ -------------------------------------------- ---------------------------------------- ------------


                      Value of Original Shares Plus Shares
                    Obtained Through Reinvestment of Capital       Value of Shares Acquired Through         Total
   Fiscal Year                 Gain Distributions                  Reinvestment of Income Dividends         Value
------------------ -------------------------------------------- ---------------------------------------- ------------
1993*                                $10,311                                  $    365                     $10,676
------------------ -------------------------------------------- ---------------------------------------- ------------
1994                                   9,578                                       948                      10,526
------------------ -------------------------------------------- ---------------------------------------- ------------
1995                                  10,361                                     2,355                      12,716
------------------ -------------------------------------------- ---------------------------------------- ------------
1996                                  10,582                                     3,179                      13,761
------------------ -------------------------------------------- ---------------------------------------- ------------
1997                                   9,908                                     3,621                      13,529
------------------ -------------------------------------------- ---------------------------------------- ------------
1998                                  10,556                                     4,529                      15,085
------------------ -------------------------------------------- ---------------------------------------- ------------

*  April 15, 1993 (commencement of operations) to December 31, 1993.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $10,140, and the investor would have received a total of $3,053 in distributions. Returns would have been lower if Global Government's adviser had not waived certain fees during the fiscal years 1993 through 1994.

         The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Primary Shares of International
Equity at the fund's commencement of operations on February 17, 1995. The table assumes that all dividends and other distributions are reinvested in the fund.
It includes the effect of all charges and fees applicable to shares the fund has paid. (There are no fees for investing or reinvesting in the fund, and there are no redemption fees.) It does not include the impact of any income taxes that an investor would pay on such distributions.


------------------ -------------------------------------------- ---------------------------------------- ------------
                      Value of Original Shares Plus Shares
                    Obtained Through Reinvestment of Capital       Value of Shares Acquired Through         Total
   Fiscal Year                 Gain Distributions                  Reinvestment of Income Dividends         Value
------------------ -------------------------------------------- ---------------------------------------- ------------
1995*                                $10,771                                   $   40                      $10,811
------------------ -------------------------------------------- ---------------------------------------- ------------
1996                                  12,501                                       93                       12,594
------------------ -------------------------------------------- ---------------------------------------- ------------
1997                                  12,641                                      174                       12,815
------------------ -------------------------------------------- ---------------------------------------- ------------
1998                                  13,564                                      339                       13,903
------------------ -------------------------------------------- ---------------------------------------- ------------

*  February 17, 1995 (commencement of operations) to December 31, 1995.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $12,640, and the investor would have received a total of $1,131 in distributions. Returns would have been lower if International Equity's adviser had not waived certain fees during the fiscal years ended 1995 and 1996.

         The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Navigator Shares of International Equity at the class' commencement of operations on May 5, 1998. The table assumes that all dividends and other distributions are reinvested in the fund. It includes the effect of all charges and fees applicable to shares the fund has paid. (There are no fees for investing or reinvesting in the fund, and there are no redemption fees.) It does not include the impact of any income taxes that an investor would pay on such distributions.

----------------- ------------------------------------- --------------------------------- ---------------------


                     Value of Original Shares Plus
                        Shares Obtained Through             Value of Shares Acquired
  Fiscal Year         Reinvestment of Capital Gain       Through Reinvestment of Income          Total
                             Distributions                         Dividends                     Value
----------------- ------------------------------------- --------------------------------- ---------------------
1998*                            $8,895                               $163                       $9,058
----------------- ------------------------------------- --------------------------------- ---------------------

* May 5, 1998 (commencement of sale of Navigator Shares) to December 31, 1998.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $8,895 and the investor would have received a total of $158 in distributions.

         The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Primary Shares of Emerging Markets at the fund's commencement of operations on May 28, 1996. The table assumes that all dividends and other distributions are reinvested in the fund. It includes the effect of all charges and fees applicable to shares the fund has paid. (There are no fees for investing or reinvesting in the fund, but there is a 2% redemption fee if shares are redeemed within one year of purchase. The following table assumes no redemption fees were paid.) It does not include the impact of any income taxes that an investor would pay on such distributions.

------------------ ------------------------------------------- ----------------------------------------- ------------


                      Value of Original Shares Plus Shares
                    Obtained Through Reinvestment of Capital       Value of Shares Acquired Through         Total
   Fiscal Year                 Gain Distributions                  Reinvestment of Income Dividends         Value
------------------ ------------------------------------------- ----------------------------------------- ------------
1996*                               $10,510                                      $30                       $10,540
------------------ ------------------------------------------- ----------------------------------------- ------------
1997                                  9,850                                       39                         9,889
------------------ ------------------------------------------- ----------------------------------------- ------------
1998                                  6,960                                       27                         6,987
------------------ ------------------------------------------- ----------------------------------------- ------------

*  May 28, 1996 (commencement of operations) to December 31, 1996.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $6,960, and the investor would have received a total of $40 in distributions. Returns would have been lower if Emerging Markets' adviser had not waived certain fees during the fiscal years ended 1997 and 1998.

FOR EACH FUND:

         In performance advertisements each fund may compare its total return with data published by Lipper Analytical Services, Inc. ("Lipper") for U.S. government funds and corporate bond (BBB) funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), or Morningstar Mutual funds ("Morningstar"), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indexes, including (but not limited to) the Salomon Brothers Bond Index, Shearson Lehman Bond Index, Shearson Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("EAFE Index"), Morgan Stanley Capital International Emerging Markets Free Index ("EMF"), Salomon Brothers World Government Bond Index, Value Line, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

         A fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels with funds having similar investment objectives, published by Lipper, CDA, Wiesenberger or Morningstar. Performance Advertisements also may refer to discussions of a fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRONS, FORTUNE and THE NEW YORK TIMES.

         Global Government invests primarily in fixed-income securities and International Equity and Emerging Markets each invests primarily in global equity securities, as described in the Prospectuses. Each fund does not generally invest in the equity securities that make up the S&P 500 or the Dow Jones indices. Comparison with such indices is intended to show how an investment in either fund behaved as compared to indices that are often taken as a measure of performance of the equity market as a whole. The indices, like each fund's total return, assume reinvestment of all dividends and other distributions. They do not take into account the costs or the tax consequences of investing.

         Each fund may include discussions or illustrations describing the effects of compounding in performance advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a fund are reinvested in additional fund shares, any future income or capital appreciation of that fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         Each fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index. In comparing a fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. Government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary. Fund shares are not insured or guaranteed by the U.S. Government and returns and net asset value will fluctuate. The securities held by a fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer-term securities. An investment in each fund involves greater risks than an investment in certificates of deposit.

         Fund advertisements may reference the history of the distributor and its affiliates, and the education and experience of the portfolio manager. Advertisements may also describe techniques each fund's adviser employs in selecting among the sectors of the fixed-income market and adjusting average portfolio maturity. In particular, the advertisements may focus on the techniques of 'value investing'. With value investing, a fund's adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. Batterymarch believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

         In advertising, a fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. A fund may use other recognized sources as they become available.

         A fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         A fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         A fund may also include in advertising biographical information on key investment and managerial personnel.

         A fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount, thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low prices.

         A fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors address their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisors to private accounts and mutual funds with approximately $89 billion in assets as of March 31, 1999.

         In advertising, a fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

         A fund may include in advertising and sales literature descriptive material relating to both domestic and international economic conditions including but not limited to discussions regarding the effects of inflation as well as discussions which compare the growth of various world equity markets. A fund may depict the historical performance of the securities in which that fund may invest over periods reflecting a variety of market or economic conditions whether alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A fund may also describe its portfolio holdings and depict its size, the number and make-up of its shareholder base and other descriptive factors concerning that fund.

         A fund may discuss its investment adviser's philosophy regarding international investing. Recognizing the differing evolutionary stages of the distinct emerging market segments, each fund's adviser, intent on participating in all of these marketplaces, does not apply a uniform investment process and approach to its different marketplaces. As a result, an adviser's investment processes for the U.S., non-U.S. developed countries and emerging markets are distinct. Well-defined disciplines appropriate to the respective markets are applied within the company's framework of strong, experienced management, sound fundamental research and analysis, and superior data and modeling resources.

         Batterymarch, adviser to International Equity and Emerging Markets, is recognized as a "pioneer" in international investing and is well-known in the investment community. Batterymarch has been applying a consistent investment discipline in the international markets for over 10 years.


                            VALUATION OF FUND SHARES

         As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities are valued at the last sale price for a comparable position on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one market, the securities are generally valued on the market considered by each fund's adviser as the primary market. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Each fund is open for business and its net asset value is calculated each day the Exchange is open for business. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         All investments valued in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such investments will be valued at their fair value, as determined in good faith by or under the direction of the Board of Directors. Foreign currency exchange transactions of a fund occurring on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

         Securities trading in emerging markets may not take place on all days on which the Exchange is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the Exchange is not open. Consequently, the calculation of a fund's net asset value therefore may not take place contemporaneously with the determination of the prices of securities held by the fund.


                             MANAGEMENT OF THE FUND

         The Corporation's officers are responsible for the operation of the Corporation under the direction of the Board of Directors. The officers and directors, their dates of birth and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those officers and/or directors who are "interested persons" of the Corporation as defined by the 1940 Act. The business address of each officer and director is 100 Light Street, Baltimore, Maryland, unless otherwise indicated.

         JOHN F. CURLEY, JR.,* [07/24/39] Chairman of the Board and Director; Retired Vice Chairman and Director of Legg Mason Wood Walker, Inc. and Legg Mason, Inc.; President and Director of three Legg Mason funds; Chairman of the Board and Trustee of one Legg Mason fund; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Director of three Legg Mason funds. Formerly: Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser); officer and/or Director of various other affiliates of Legg Mason, Inc.

         EDWARD A. TABER, III,* [08/25/43] President and Director; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; Director of three Legg Mason funds; Trustee of two Legg Mason funds; President and Director of two Legg Mason funds.

         RICHARD G. GILMORE, [06/09/27] Director; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director/Trustee of all Legg Mason funds. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company (bank holding company) and Director of Finance, City of Philadelphia.

         ARNOLD L. LEHMAN, [07/18/44] Director; 200 Eastern Parkway, Brooklyn, New York. Director of the Brooklyn Museum of Art; Director/Trustee of all Legg Mason funds. Formerly: Director of the Baltimore Museum of Art.

         JILL E. McGOVERN, [08/29/44] Director; 400 Seventh St., NW, Washington, DC. Chief Executive Officer of the Marrow Foundation; Director/Trustee of all Legg Mason funds.

         T. A. RODGERS, [10/22/34] Director; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director/Trustee of all Legg Mason funds.

         The executive officers of the Corporation, other than those who also serve as directors, are:

         MARIE K. KARPINSKI*, [1/1/49] Vice President and Treasurer; Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Treasurer of all Legg Mason funds; Vice President of Legg Mason.

         KATHI D. BAIR*, [12/15/64] Secretary and Assistant Treasurer; Secretary and/or Assistant Treasurer of three Legg Mason funds; employee of Legg Mason.

         BRIAN M. EAKES*, [12/9/69 ] Assistant Treasurer and Assistant Secretary; Assistant Treasurer and Assistant Secretary of two Legg Mason funds; employee of Legg Mason, Inc. since July 1995. Formerly: Senior Associate - Audit of PricewaterhouseCoopers LLP (Aug. 1992 - June 1995).

         SUE SILVA*, [3/29/67] Assistant Treasurer; Assistant Secretary of five Legg Mason funds; employee of Legg Mason, Inc., since 1994.

         Officers and directors of the Corporation who are "interested persons" thereof, as defined in the 1940 Act, receive no salary or fees from the Corporation. Directors who are not interested persons of the Corporation receive an annual retainer and a per meeting fee based on the average net assets of each fund at December 31 of the previous year.

         The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Gilmore, Lehman and Rodgers and Dr. McGovern.

         At April 15, 1999, the directors and officers of the Corporation beneficially owned, in the aggregate, less than 1% of each fund's outstanding shares.

         The following table provides certain information relating to the compensation of the Corporation's directors for the fiscal year ended December 31, 1998. None of the Legg Mason funds has any retirement plan for its directors.

================================================================================================================
                                                                                  TOTAL COMPENSATION FROM
                                                                                  CORPORATION AND FUND COMPLEX
                                              AGGREGATE COMPENSATION FROM         PAID TO DIRECTORS**
NAME OF PERSON AND POSITION                   CORPORATION*
--------------------------------------------- ----------------------------------- ------------------------------
John F. Curley, Jr. -
Chairman of the Board and Director            None                                None
--------------------------------------------- ----------------------------------- ------------------------------
Edward A. Taber, III -
President and Director                        None                                None
--------------------------------------------- ----------------------------------- ------------------------------
Richard G. Gilmore -                          $3,595                              $35,100
Director
--------------------------------------------- ----------------------------------- ------------------------------
Charles F. Haugh -                            $2,756                              $25,800
Director A
--------------------------------------------- ----------------------------------- ------------------------------
Arnold L. Lehman -                            $3,595                              $30,600
Director
--------------------------------------------- ----------------------------------- ------------------------------
Jill E. McGovern -                            $3,595                              $35,100,
Director
--------------------------------------------- ----------------------------------- ------------------------------
T. A. Rodgers -                               $3,595                              $35,100
Director
================================================================================================================

A   Mr. Haugh retired as a director in September 1998.
* Represents fees paid to each director during the fiscal year ended December 31, 1998.
** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1998. There are nine open-end investment companies in the Legg Mason Complex (with a total of seventeen funds).


                      THE FUNDS' INVESTMENT ADVISER/MANAGER

LMFA

         Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of Legg Mason and each fund's adviser. LMFA served as Global Government's investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement") dated April 5, 1993. A revised Management Agreement dated May 1, 1995 ("Management Agreement") between Global Government and LMFA was approved by the vote of a majority of the fund's outstanding shares on April 21, 1995. Pursuant to the revised Management Agreement, and subject to overall direction by the Board of Directors, LMFA manages the investment and other affairs of Global Government. Continuation of the Agreement was most recently approved by the Board of Directors on November 13, 1998. LMFA is responsible for managing the fund consistent with the fund's investment objectives and policies described in the Prospectuses and this Statement of Additional Information. LMFA also is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operations of the fund; (b) supervise all aspects of the fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Corporation's officers and directors. LMFA and its affiliates pay all the compensation of directors and officers of the Corporation who are employees of LMFA. LMFA has delegated the portfolio management functions for Global Government to its adviser, Western Asset Management Company.

         As explained in the Prospectuses, LMFA receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of Global Government's average daily net assets. LMFA has voluntarily agreed to waive indefinitely its fees to the extent the fund's total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of the fund's average daily net assets attributable to Primary Shares of 1.90%. For the years ended December 31, 1998, 1997 and 1996, LMFA did not waive any management fees. For the years ended December 31, 1998, 1997 and 1996, the fund paid management fees of $934,781, $1,155,558,and $1,150,265, respectively.

         LMFA also serves as the manager for International Equity and Emerging Markets under separate Management Agreements (each a "Management Agreement"). Continuation of International Equity's and Emerging Markets' Management Agreements was most recently approved by the Board of Directors on November 13, 1998. Each Management Agreement provides that, subject to overall direction by the Board of Directors, LMFA will manage the investment and other affairs of International Equity and Emerging Markets. LMFA is responsible for managing International Equity's and Emerging Markets' investments and for making purchases and sales of securities consistent with the investment objectives and policies described in the Prospectuses and this Statement of Additional Information. LMFA is obligated to furnish the funds with office space and certain administrative services as well as executive and other personnel necessary for the operation of the funds. LMFA and its affiliates also are responsible for the compensation of directors and officers of the Corporation who are employees of LMFA and/or its affiliates. LMFA has delegated the portfolio management functions for International Equity and Emerging Markets to its adviser, Batterymarch Financial Management, Inc.

         LMFA receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of International Equity's average daily net assets and 1.00% of Emerging Markets' average daily net assets. LMFA and Batterymarch have voluntarily agreed to waive their fees if and to the extent necessary to limit International Equity's and Emerging Markets' total annual operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 2.25% and 2.50%, respectively, of each fund's average daily net assets attributable to Primary Shares. The agreement for International Equity is indefinite and the agreement for Emerging Markets will expire on May 1, 2000, unless extended by LMFA and Batterymarch.

         For the years ended December 31, 1998, 1997 and 1996, LMFA waived $0, $0 and $91,764, respectively, in management fees for International Equity. For the same periods, the fund paid management fees of $1,950,682, $1,616,187, and $933,951, respectively.

         For the years ended December 31, 1998 and 1997, Emerging Markets paid management fees of $553,914 (prior to waiver of $156,468) and $554,454 (prior to waiver of $198,734) respectively. For the period May 28, 1996 (commencement of operations of Emerging Markets) to December 31, 1996, LMFA waived all management fees.

         Under each Management Agreement, LMFA will not be liable for any error of judgment or mistake of law or for any loss suffered by any fund in connection with the performance of each Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

         Each Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the outstanding voting securities of that fund or by LMFA, on not less than 60 days' written notice to the other party, and may be terminated immediately upon the mutual written consent of LMFA and the respective fund.

         Each fund pays all its other expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees to the fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

         Under its Management Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by LMFA.

WESTERN ASSET

         Western Asset Management Company ("Western Asset"), 117 East Colorado Boulevard, Pasadena, CA 91105, a wholly owned subsidiary of Legg Mason, serves as investment adviser to Global Government under an Advisory Agreement dated May 1, 1995, between Western Asset and LMFA ("Advisory Agreement"). The Advisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation, Western Asset or LMFA, on February 14, 1995, and was approved by the shareholders of Global Government on April 21, 1995. Continuation of the Advisory Agreement was most recently approved by the Board of Directors on November 13, 1998. Under the Advisory Agreement, Western Asset is responsible, subject to the general supervision of LMFA and the Corporation's Board of Directors, for the actual management of Global Government's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Western Asset's services, LMFA (not the fund) pays Western Asset a fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by LMFA or 0.40% of the fund's average daily net assets. For the years ended December 31, 1998, 1997 and 1996, LMFA paid Western $498,550, $616,282, and $613,478, respectively.

         Under the Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by Western Asset, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

BATTERYMARCH

         Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, Massachusetts 02116, is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of Legg Mason. Batterymarch serves as International Equity's and Emerging Markets' investment adviser under separate Investment Advisory Agreements (each an "Advisory Agreement"). Under each Advisory Agreement, Batterymarch is responsible, subject to the general supervision of LMFA and the Corporation's Board of Directors, for the actual management of International Equity's and Emerging Markets' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Batterymarch's services, LMFA (not the funds) pays Batterymarch a fee, computed daily and payable monthly, at an annual rate equal to 0.50% and 0.75% of the average daily net assets of International Equity and Emerging Markets, respectively.

         For the years ended December 31, 1998, 1997 and 1996, Batterymarch received $1,300,455, $1,077,462, and $539,873, respectively for its services to International Equity Trust. For the years ended December 31, 1998 and 1997, Batterymarch received $298,085 and $266,194 respectively for its services to Emerging Markets. For the period May 28, 1996 (commencement of operations) to December 31, 1996, Batterymarch waived its fees for its services to Emerging Markets.

         Under each Advisory Agreement, Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by either fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Each Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by Batterymarch, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.


                             SUB-ADVISORY AGREEMENT
                           FOR GLOBAL GOVERNMENT TRUST

         Western Asset Global Management, Ltd. ("Western Asset Global"), 155 Bishopsgate, London EC2M 3TY, an affiliate of Legg Mason, serves as an investment sub-adviser to Global Government under a Sub-Advisory Agreement dated May 1, 1997, between Western Asset Global and Western Asset ("Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation, Western Asset Global, Western Asset or LMFA, on February 14, 1997, and was approved by the shareholders of Global Government on April 30, 1997. Continuation of the Sub-Advisory Agreement was most recently approved by the Board of Directors on November 13, 1998.

         Western Asset Global is responsible for providing research, analytical and trading support for the fund's investment program, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA and the overall direction of the Board of Directors. As compensation for Western Asset Global's services and for expenses borne by Western Asset Global under the Sub-Advisory Agreement, Western Asset pays Western Asset Global monthly at an annual rate equal to 0.20% of the fund's average daily net assets. In addition, LMFA pays Western Asset Global a fee at an annual rate equal to 0.10% of the fund's average daily net assets for certain administrative expenses. Fees paid by LMFA to Western Asset Global for the year ended December 31, 1998 and the period May 1, 1997 to December 31, 1997 totaled $124,637 and $102,219 respectively.

         Under the Sub-Advisory Agreement, Western Asset Global will not be liable for any error of judgment or mistake of law or for any loss suffered by LMFA or by the fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the fund's outstanding voting securities, by LMFA, by Western Asset or by Western Asset Global, on not less than 60 days' notice to the fund and/or the other party(ies). The Sub-Advisory Agreement terminates immediately upon any termination of the Advisory Agreement or upon the mutual written consent of LMFA, Western Asset, Western Asset Global and the fund.

         To mitigate the possibility that a fund will be affected by personal trading of employees, the Corporation, LMFA, Batterymarch, Western Asset and Western Asset Global have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.


                             THE FUNDS' DISTRIBUTOR

         Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland, acts as distributor of the funds' shares pursuant to separate Underwriting Agreements with the Corporation. Each Underwriting Agreement obligates Legg Mason to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each fund's expense) and for supplementary sales literature and advertising costs.

         Each fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits a fund to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and the provision of ongoing services to Primary Class shareholders. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses.

         The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors on February 5, 1993 (for Global Government), October 21, 1994 (for International Equity) and February 7, 1996 (for Emerging Markets), including a majority of the directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors"). Amendment of the Plan to conform to new rules of the National Association of Securities Dealers, Inc., was approved by the Board on May 14, 1993. Continuation of the Plan was most recently approved by the Board of Directors on November 13, 1998, including a majority of the 12b-1 Directors. In approving the continuance of the Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit each fund and its shareholders. The directors noted that, to the extent the Plan results in additional sales of Primary Shares of a fund, the Plan may enable the fund to achieve economies of scale that could reduce expenses and to minimize the prospects that the fund will experience net redemptions and the accompanying disruption of portfolio management.

         As compensation for its services and expenses, Legg Mason receives from each fund an annual distribution fee equivalent to 0.50% (for Global Government) and 0.75% (for International Equity and Emerging Markets) of its average daily net assets attributable to Primary Shares and a service fee equivalent to 0.25% of its average daily net assets attributable to Primary Shares in accordance with the Plan. The distribution and service fees are calculated daily and payable monthly. Legg Mason voluntarily agreed to waive its fees and reimburse each fund if and to the extent its expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of each fund's average daily net assets attributable to Primary Shares in accordance with the following schedule:

         Global Government: 0.20% until September 30, 1993; 0.35% until December 31, 1993; 0.50% until January 31, 1994; 0.70% until February 28, 1994; 0.90%
until March 31, 1994; 1.10% until April 30, 1994; 1.30% until May 31, 1994;
1.50% until June 30, 1994, 1.70% until July 31, 1994; and 1.90% indefinitely.

         International Equity:  2.25% indefinitely.

         Emerging Markets:  2.50% until May 1, 2000.

         For the years ended December 31, 1998, 1997 and 1996, Global Government paid full distribution and service fees of $934,846, $1,155,558, and $1,150,140, respectively.

         For the years ended December 31, 1998, 1997 and 1996, International Equity paid full distribution and service fees of $2,600,611, $2,154,916, and $1,245,267, respectively.

         For the years ended December 31, 1998 and 1997 Emerging Markets paid distribution and service fees of $553,914 and $554,454, respectively. For the period May 28, 1996 (commencement of operations) to December 31, 1996, Emerging Markets paid distribution and service fees of $84,388 (prior to fees waived of $17,498).

         The Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to each fund by a vote of a majority of 12b-1 Directors or by vote of a majority of the outstanding voting Primary Class securities of that fund. Any change in the Plan that would materially increase the distribution costs to a fund requires Primary Class shareholder approval; otherwise, the Plan may be amended by the directors, including a majority of the 12b-1 Directors.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a fund, pursuant to the Plan or any related agreement shall provide to that fund's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a fund may rely on that Rule only if, while the Plan is in effect, the nomination and selection of that fund's independent directors is committed to the discretion of such independent directors.

         For the year ended December 31, 1998, Legg Mason incurred the following expenses in connection with distribution and shareholder services for each fund:

------------------------------------------------------------- ----------------- ------------------ ----------------
                                                                   Global         International       Emerging
                                                                 Government          Equity            Markets
------------------------------------------------------------- ----------------- ------------------ ----------------
Compensation to sales personnel                                       $582,000         $1,564,000         $346,000
------------------------------------------------------------- ----------------- ------------------ ----------------
Advertising                                                             85,000            100,000          102,000
------------------------------------------------------------- ----------------- ------------------ ----------------
Printing and mailing of prospectuses to prospective                    105,000            154,000          149,000
shareholders
------------------------------------------------------------- ----------------- ------------------ ----------------
Other                                                                  657,000          1,119,000          656,000
------------------------------------------------------------- ----------------- ------------------ ----------------
Total                                                               $1,429,000         $2,937,000       $1,253,000
------------------------------------------------------------- ----------------- ------------------ ----------------

The amounts in "Other" reflect the allocation of certain items of overhead, using assumptions believed by Legg Mason to be reasonable.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the years ended December 31, 1998 and 1997, Global Government's portfolio turnover rates were 288% and 241%, respectively. For the years ended December 31, 1998 and 1997, International Equity's portfolio turnover rates were 72% and 59%, respectively. For the years ended December 31, 1998, and 1997 Emerging Market's portfolio turnover rates were 77% and 63% respectively.

         Under each Advisory Agreement, each fund's adviser is responsible for the execution of portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, each adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, each adviser may give consideration to research and statistical services furnished by brokers or dealers to that adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers. Such research and analysis may be useful to each adviser in connection with services to clients other than the funds. On the other hand, research and analysis received by the adviser from broker-dealers executing orders for clients other than the funds may be used for the funds' benefit. Each adviser's fee is not reduced by reason of its receiving such brokerage and research services. For the years ended December 31, 1998 and 1997, Global Government paid no brokerage commissions. For the years ended December 31, 1998 and 1997 , International Equity paid $627,793, and $556,869 respectively in brokerage commissions. For the years ended December 31, 1998 and 1997 Emerging Markets paid $297,253, and $496,536 in brokerage commissions.

         Although Global Government does not expect to purchase securities on a commission basis, each fund may use Legg Mason to effect agency transactions in listed securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a fund generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

         No fund may buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. However, the Corporation's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from retaining compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. Each Advisory Agreement expressly provides such consent in accordance with Rule 11a2-2(T).

         Investment decisions for each fund are made independently from those of other funds and accounts advised by LMFA, Batterymarch, Western, or Western Asset Global. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.


                            CAPITAL STOCK INFORMATION

         The articles of incorporation authorize the Corporation to issue one billion shares of common stock par value $.001 per share and to create additional series, each of which may issue separate classes of shares. Each fund currently offers two classes of shares, Class A, known as Primary Shares and Class Y, known as Navigator Shares. The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares of a fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

         The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different classes of fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate actions. Shareholders of the funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the funds are fully paid and nonassessable and have no preemptive or conversion rights.


                         THE CORPORATION'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts, serves as custodian of each fund's assets. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103 serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Legg Mason also assists BFDS with certain of its duties as transfer agent, for which BFDS pays Legg Mason a fee. Each fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.


                         THE CORPORATION'S LEGAL COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Corporation.

                    THE CORPORATION'S INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland 21201, serves as the Corporation's independent accountants.


                              FINANCIAL STATEMENTS

         The Statement of Net Assets as of December 31, 1998; the Statements of Operations for the year ended December 31, 1998; the Statements of Changes in Net Assets for the years ended December 31, 1998 and December 31, 1997 ; the Financial Highlights for the periods presented; the Notes to Financial Statements and the Report of the Independent Accountants, all of which are included in the Corporation's annual report for the year ended December 31, 1998, are hereby incorporated by reference in this Statement of Additional Information.

                                                                      APPENDIX A

                              RATINGS OF SECURITIES


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS

         AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA: Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS

         AAA: This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

         AAA: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

         AA: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         A: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "a " classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         BAA: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         BA: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

         PRIME-1: Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

         A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

         A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for the issues designated "A-1".

                                                                      APPENDIX B

         The funds may use the following instruments:

OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES (Global Government)
         A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTION ON A BOND INDEX (Global Government)
         An option on a bond index is similar to an option on a security or foreign currency, except that settlement of a bond index option is effected with a cash payment based on the value of the bond index and does not involve the delivery of the securities included in the index. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price of the option and the closing price of the bond index.

INTEREST RATE, FOREIGN CURRENCY AND BOND INDEX FUTURES CONTRACTS
(Global Government)

         Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A bond index futures contract is similar to any other futures contract except that settlement of a bond index futures contract is effected with a cash payment based on the value of the bond index and does not involve the delivery of the securities included in the index.

OPTIONS ON FUTURES CONTRACTS
         Options on futures contracts are similar to options on securities or currencies, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call, and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put. An option on a bond index futures contract is similar to any other option on a futures contract except that the purchaser has the right, in return for the premium, to assume a position in a bond index futures contract at a specified price at any time during the option term.

FORWARD CURRENCY CONTRACTS
         A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.



                                     B - 1